EX-23.1
    CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

       CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference into this Registration Statement of 5G Wireless Communications, Inc. on Form S-8 POS of our report dated April 6, 2007 which appears in the Annual
Report on Form 10-K of 5G Wireless Communications, Inc. for the year ended December 31, 2006.


/s/ Squar, Milner, Peterson, Miranda and Williamson LLP
Newport Beach, California
May 7, 2007